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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: OCTOBER 15, 1999

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

          0-12771                                     95-3630868
  (COMMISSION FILE NUMBER)                 (I.R.S. EMPLOYER IDENTIFICATION NO.)

              10260 CAMPUS POINT DRIVE, SAN DIEGO, CA    92121
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

                                 (858) 826-6000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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                                    FORM 8-K



ITEM 5. OTHER EVENTS.

         On October 8, 1999, the Board of Directors established the price of the Class A Common Stock of the Registrant at $19.99. Pursuant to the Registrant's Certificate of Incorporation, the price applicable to shares of Class B Common Stock of the Registrant is equal to twenty times the price of the Class A Common Stock.

         The price of the Class A Common Stock is established by the Board of Directors pursuant to a valuation process which includes a stock price formula. The following table sets forth information concerning the formula price for the Class A Common Stock, the applicable price for the Class B Common Stock and each of the variables contained in the formula, including the market factor, in effect for the periods beginning on the dates indicated. The Board of Directors sets the market factor at the value which causes the formula to yield the price which the Board of Directors believes reflects a fair market value. For the periods prior to August 31, 1999, the following table has been restated to reflect the four-for-one stock split with the price of the Class A Common Stock rounded to the nearest penny.


                                                                                         "W" or            Price          Price
                                    "E" or           "W(1)" or                          Weighted         Per Share      Per Share
                       Market     Stockholders       Shares           "P" or          Avg. Shares      of Class A     of Class B
    Date               Factor      Equity(1)       Outstanding(2)     Earnings(3)     Outstanding(4)   Common Stock   Common Stock
    ----               ------    --------------    --------------     -----------     --------------   -------------  ----------
October 9, 1998...      3.70       935,179,000      245,983,796       119,728,000      229,695,232       $   14.72    $   294.35

January 8, 1999...      3.80       980,390,000      247,146,100       147,609,000      235,373,472       $   17.46    $   349.10

April 9, 1999.....      3.90     1,084,602,000      253,042,596       150,688,000      240,770,600       $   18.10    $   362.05

July 9, 1999......      1.00     1,644,285,000      258,408,012       565,071,000      246,066,740       $   19.36    $   387.20

October 8, 1999...      1.00     1,710,514,000      259,950,164       591,681,000      249,790,820       $   19.99    $   399.80


(1) "E" or Stockholders Equity = the stockholders' equity of the Registrant at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(2) "W(1)" or Shares Outstanding = the number of outstanding common shares and common share equivalents at the end of the fiscal quarter immediately preceding the date on which a price determination is to occur.

(3) "P" or Earnings = the earnings of the Registrant for the four fiscal quarters immediately preceding the price determination.

(4) "W" or Weighted Average Shares Outstanding = the weighted average number of outstanding common shares and common share equivalents for the four fiscal quarters immediately preceding the price determination, as used by the Registrant in computing diluted earnings per share.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



(Registrant)                                    SCIENCE APPLICATIONS
                                                INTERNATIONAL CORPORATION

Date:   October 15, 1999                        By   /s/ DOUGLAS E. SCOTT
                                                   ----------------------------
                                                     Douglas E. Scott
                                                Its: Senior Vice President
                                                     and General Counsel